PROMISSORY NOTE
                                 ---------------

US  $2,000,000.00                                          St.  Louis,  Missouri
                                                                  May  18,  2001


          FOR VALUE RECEIVED, the undersigned, THE FEMALE HEALTH COMPANY, a Wisconsin corporation ("Borrower"), hereby promises to pay to the order of
HEARTLAND BANK, a federal savings bank (the "Lender"), at its office at 212 South Central Avenue, Clayton, Missouri 63105 (the "Lender's Address"), or at such other office as the Lender may subsequently designate in writing, (i) on May 18, 2004 (the "Maturity Date"), the principal amount of Two Million Dollars (US $2,000,000.00), or, if less, the aggregate unpaid principal amount of all advances made hereunder by the Lender to the Borrower prior to said date, (ii) interest on such principal amount at the interest rate per annum for each advance, as determined in accordance with the terms specified below (but in no event in excess of the maximum rate permitted by applicable law), and (iii) any and all other sums which may be owing to the Lender by the Borrower pursuant to this Note. All advances made hereunder by the Lender to the Borrower and all payments made on account of principal hereof and interest hereunder shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto; provided, however, that the Lender's failure to record any such
                 --------  -------
advance or payment shall not limit or otherwise affect the obligations of the Borrower under this Note.

          1.     Definitions.  Each initially capitalized term used herein shall
                 -----------
have  the  meaning  set forth in Schedule A.  Any capitalized terms used herein,
                                 ----------
but  not  otherwise  defined herein or on Schedule A attached hereto, shall have
                                          ----------
the  meaning  ascribed  to  such  term(s)  as  set  forth in the Loan Agreement.

          2.     Advances.  Subject  to  the terms and conditions hereof and the
                 --------
Loan Agreement, and in reliance upon the representations and warranties of the Borrower contained in the Loan Agreement, the Lender agrees to make advances to the Borrower from time to time during the period commencing on the date of this Note and ending on the Maturity Date in an aggregate principal amount at any time outstanding not to exceed the Commitment. The Borrower agrees that it will use the proceeds of any such advance for the purposes set forth in the Loan Agreement. Borrower further agrees that it will not use the proceeds of any such advance for any illegal or unlawful purpose. Each request for an advance hereunder shall be made by a Borrowing Officer on written notice received by the Lender in the form set forth on Exhibit A attached hereto not later than 12:00
                                  ---------
noon (St. Louis time) of the Business Day of such advance, shall specify the amount thereof, and shall be irrevocable and binding upon the Borrower. Except as the Borrower and the Lender may otherwise mutually agree, the proceeds of each advance hereunder shall be wired to an account specified by the Borrower.

          3.     Interest  Rate.  For  the  period  from  the  date hereof until
                 ---------------
maturity (whether by acceleration or otherwise) the Borrower promises to pay interest, in arrears, on the from time to time unpaid principal amount of each advance hereunder on the first Business Day of each month beginning the second calendar month following the Effective Date, at the Stated Rate; provided, however, that with respect to any advance or other obligation of the Borrower hereunder which is not paid at maturity, or which remains unpaid following the commencement, by or against the Borrower, of a case under Title 11 of the United States Code, the Borrower promises to pay interest on such advance or other obligation from the date of maturity or the date such case is commenced, until such advance or other obligation is paid in full, payable upon demand, at a rate per annum (in lieu of the Stated Rate in effect at such time) equal at all times to the Overdue Rate, but in no event in excess of the maximum rate permitted by law. All computations of interest with respect to each advance hereunder shall be made by the Lender on the basis of a year of 360 days for the actual number of days (including the first day, but excluding the last day) in the period for which such interest is payable. After maturity, by acceleration or otherwise, and/or upon an Event of Default, this Note shall bear interest at the Default Rate. A late charge equal to five percent (5%) of the payment amount shall be assessed for each payment not received by Lender by the date ten (10) days after the due date therefor.

          4.     Payments.
                 --------

               (a)     Time  of  Payments.  All payments of principal, interest,
                       ------------------
fees and other amounts due under this Note shall be made to the Lender at the Lender's Address in lawful money of the United States not later than 2:00p.m. (St. Louis time) on the day when due, without defense, claim, counterclaim, setoff or right of recoupment.

               (b)     Final  Payment.  On the Maturity Date, Borrower shall pay
                       --------------
to the Lender, in same day funds, an amount equal to the aggregate principal amount outstanding under this Note and due on such date, together with accrued interest thereon, all fees payable to the Lender pursuant to the provisions of this Note and the Loan Agreement and any and all other Obligations then outstanding.

               (c)     Interest  Calculation.  For  purposes  of  interest
                       ---------------------
calculation only, (i) a payment by check, draft or other instrument received on a Business Day shall be deemed to have been applied to the relevant Obligation on the second following Business Day, (ii) a payment in cash or by wire transfer received at or before 2:00 p.m., St. Louis, Missouri time, on a Business Day shall be deemed to have been applied to the relevant Obligation on the Business Day when it is received, and (iii) a payment in cash or by wire transfer received on a day that is not a Business Day or after 2:00 p.m., St. Louis, Missouri time, on a Business Day shall be deemed to have been applied to the relevant Obligation on the next Business Day.

               (d)     Due  Dates Not on Business Days.  If any payment required
                       -------------------------------
hereunder becomes due on a date that is not a Business Day, then such payment shall be due on the next Business Day, the amount of such payment, in such case, to include all interest accrued to the date of actual payment.

               (e)     Prepayments  Generally. The Borrower shall have the right
                       ----------------------
to  prepay  the  unpaid  principal balance of the indebtedness evidenced by this
Note in whole or in part, without penalty. All prepayments, whether voluntary or mandatory pursuant to acceleration, shall be applied first to any expenses due Payee under this Note or under any other documents securing or evidencing obligations of Maker to Payee with respect to the Loan, then to accrued interest on the unpaid principal balance of this Note, and the balance, if any, shall be applied to the principal sum hereof in inverse order of maturity and shall not relieve Maker of making installment payments hereon when due. No prepayments may be re-borrowed.

          5.     Guaranty; Consent; Waivers.  Payment of this Note is guaranteed
                 --------------------------
by certain individual guarantors (collectively, the "Guarantors") pursuant to Continuing Secured Limited Guaranties, executed by each Guarantor and dated as of even date herewith (collectively, the "Limited Guaranties"). The Borrower, the Guarantors, and all others who are or who shall become parties primarily or secondarily liable on this Note, whether as endorsers, guarantors or otherwise, hereby agree that this Note may be renewed one or more times, the time for payment of this Note or any renewal Note extended, the interest rate or other terms of the indebtedness evidenced hereby changed, any party released, or any action taken or omitted with respect to any collateral security, including surrender of such security or failure to perfect any lien thereon, without notice and without releasing any of them, except as otherwise expressly agreed in writing, and the obligation of each such party shall survive whether or not the instrument evidencing such obligation shall have been surrendered or canceled. All such parties waive presentment, demand for payment, protest and notice of nonpayment or dishonor.

          6.     Oral Agreements.  ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY,
                 ---------------
EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU AND US FROM A MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

          7.     Default;  Remedies  after  a  Default.  Any  one or more of the
                 -------------------------------------
following constitutes an Event of Default hereunder: (a) the occurrence of any Event of Default under (or as defined in) the Loan Agreement; or (b) the occurrence of any Event of Default under any of the Limited Guaranties or under any of the Guaranty Security Documents or under any other security document for any of the Limited Guaranties; or (c) the occurrence of an Event of Default under (or as defined in) the Warrant; or (d) the occurrence of an Event of Default under (or as defined in) any of the other Loan Documents. Upon the occurrence of an Event of Default, the remedies available to Lender shall include, but will not necessarily be limited to, the right to declare the entire principal balance hereof and accrued and unpaid interest thereon immediately due and payable and those other remedies specified in the Loan Agreement and in the other Loan Documents.

          8.     Expenses;  Indemnification.  The  Borrower  agrees  to  pay  on
                 --------------------------
demand all reasonable costs and expenses incurred by the Lender in connection with the preparation, execution, delivery, administration, modification, amendment and enforcement (whether through legal proceedings, negotiations or otherwise) of this Note or any of the other Loan Documents (such costs and expenses to include, without limitation, the reasonable fees and disbursements of legal counsel). The Borrower agrees to indemnify and hold harmless the Lender and each of its directors, officers, employees, agents, affiliates and advisors from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, the reasonable fees and disbursements of legal counsel) which may be incurred by or asserted against the Lender or any such director, officer, employee, agent, affiliate or advisor in connection with or arising out of any investigation, subpoena, litigation or proceeding related to or arising out of this Note or any of the other Loan Documents or any transaction contemplated hereby or thereby (but in any case excluding any such claims, damages, losses, liabilities, costs or expenses incurred by reason of the gross negligence, willful misconduct or bad faith of the indemnitee). The obligations of the Borrower under this paragraph shall survive the payment in full of the indebtedness evidenced by this Note or by any Other Note.

          9.     Assignment.  The Payee may assign to one or more banks or other
                 ----------
entities all or a portion of its rights under this Note. In the event of an assignment of all of its rights, the Payee may transfer this Note to the assignee. The Payee may, in connection with any assignment or proposed assignment, disclose to the assignee or proposed assignee any information relating to the Maker furnished to the Payee by or on behalf of the Maker.

          10.     Amendments,  Etc.  No  amendment or waiver of any provision of
                  ----------------
this Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and separately acknowledged in writing by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          11.     Governing  Law.  This Note shall be governed by, and construed
                  --------------
and enforced in all respects in accordance with, the laws of the State of Missouri applicable to contracts made and to be performed entirely within such State, without giving effect to its conflicts of laws principles or rules.

          12.     Right  of  Set-off.  At  any  time  that  an  Event of Default
                  ------------------
exists, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to place an administrative hold upon or to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender or the Bank to or for the credit or the account of the Borrower against any and all of the Obligations, irrespective of whether or not the Lender shall have made any demand under this Note or any Other Note and although the Obligations may be unmatured. The Lender agrees promptly to notify the Borrower after any such administrative hold, set-off and/or application made by the Lender; provided, however, that the failure to give such notice shall not
              --------   -------
affect the validity of such administrative hold, set-off and/or application. The rights of the Lender under this paragraph shall be in addition to all other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have under applicable law.

          13.     Notices.  All  notices  hereunder and under the Loan Documents
                  -------
shall be in writing and sent by certified or registered mail, return receipt requested, or by overnight delivery service, with all charges prepaid. Notices to the Lender shall be sent to the Lender's Address. Notices to the Borrower shall be sent to the Borrower's Address until the Borrower specifies another address in a notice delivered to the Lender in accordance with this paragraph. Notice will be deemed received upon actual receipt at the Lender's Address or the Borrower's Address, as the case may be.

          14.     Consent to Jurisdiction; Waiver of Venue Objection; Service of
                  --------------------------------------------------------------
Process.  WITHOUT  LIMITING  THE  RIGHT  OF  THE  LENDER  TO BRING ANY ACTION OR
-------
PROCEEDING AGAINST THE BORROWER OR AGAINST PROPERTY OF THE BORROWER ARISING OUT OF OR RELATING TO THIS NOTE (AN "ACTION") IN THE COURTS OF OTHER JURISDICTIONS, THE BORROWER HEREBY IRREVOCABLY SUBMITS TO AND ACCEPTS THE NON-EXCLUSIVE JURISDICTION OF ANY MISSOURI STATE COURT OR ANY FEDERAL COURT SITTING IN ST. LOUIS CITY OR COUNTY, AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ANY ACTION MAY BE HEARD AND DETERMINED IN SUCH MISSOURI STATE COURT OR IN SUCH FEDERAL COURT. THE BORROWER HEREBY IRREVOCABLY WAIVES AND DISCLAIMS, TO THE FULLEST EXTENT THAT THE BORROWER MAY EFFECTIVELY DO SO, ANY DEFENSE OR OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY DEFENSE OR OBJECTION TO VENUE BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE TO THE MAINTENANCE OF ANY ACTION IN ANY JURISDICTION. THE BORROWER HEREBY IRREVOCABLY AGREES THAT THE SUMMONS AND COMPLAINT OR ANY OTHER PROCESS IN ANY ACTION IN ANY JURISDICTION MAY BE SERVED BY MAILING (USING CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID) TO THE BORROWER'S ADDRESS. SUCH SERVICE WILL BE COMPLETE ON THE DATE SUCH PROCESS IS SO DELIVERED, AND THE BORROWER WILL HAVE THIRTY DAYS FROM SUCH COMPLETION OF SERVICE IN WHICH TO RESPOND IN THE MANNER PROVIDED BY LAW. THE BORROWER MAY ALSO BE SERVED IN ANY OTHER MANNER PERMITTED BY LAW, IN WHICH EVENT THE BORROWER'S TIME TO RESPOND SHALL BE THE TIME PROVIDED BY LAW.

          15.     Waiver of Jury Trial.  TO THE FULLEST EXTENT PERMITTED BY LAW,
                  --------------------
THE BORROWER HEREBY WAIVES AND DISCLAIMS ANY RIGHT TO TRIAL BY JURY (WHICH THE LENDER ALSO WAIVES AND DISCLAIMS) IN ANY ACTION, SUIT, PROCEEDING OR
COUNTERCLAIM  OF  ANY  KIND  ARISING  OUT  OF  OR  RELATING  TO  THIS  NOTE.

          16.     Miscellaneous.  No  failure  on  the  part  of  the  Lender to
                  -------------
exercise, and no delay in exercising, any right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first above written.

            THIS AGREEMENT CONTAINS A BINDING JURY WAIVER PROVISION.

                                         THE  FEMALE  HEALTH  COMPANY

                                         By:  __________________________________
                                         Name:  ________________________________
                                         Title:  _______________________________

Borrower's  Address:

     875  North  Michigan  Avenue
     Suite  3660
     Chicago,  Illinois  60611

ADVANCES  AND  PAYMENTS  OF  PRINCIPAL  AND  INTEREST

                         AMOUNT OF PRINCIPAL    AMOUNT OF     UNPAID PRINCIPAL    NOTATION
DATE  AMOUNT OF ADVANCE    PAID OR PREPAID    INTEREST PAID  BALANCE OF ADVANCES  MADE BY
----  -----------------  -------------------  -------------  -------------------  --------




                                   SCHEDULE A
                                   ----------

                                   DEFINITIONS
          "Affiliate"  means,  with  respect  to  a  Person,  (a)  any  officer,
           ---------
director, employee, member or managing agent of such Person, (b) any spouse, parents, brothers, sisters, children and grandchildren of such Person, (c) any association, partnership, trust, entity or enterprise in which such Person is a director, officer or general partner, (d) any other Person that, (i) directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person, (ii) directly or indirectly beneficially owns or holds 5% or more of any class of voting stock or partnership, membership or other interest of such Person or any Subsidiary of such Person, or (iii) 5% or more of the voting stock or partnership, membership or other interest of which is directly or indirectly beneficially owned or held by such Person or a Subsidiary of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other interests, by contract or otherwise.

          "Borrower"  means  THE FEMALE HEALTH COMPANY, a Wisconsin corporation.
           --------

          "Borrower's  Address"  means  875  North  Michigan Avenue, Suite 3660,
           -------------------
Chicago,  Illinois  60611.

          "Borrowing  Officer"  means  each  individual  of Borrower who is duly
           ------------------
authorized  by  Borrower  to  submit  a  request  for  a  Loan  Advance.

          "Business  Day"  means  any day other than a Saturday, Sunday or other
           -------------
day  on  which  banks  in  St.  Louis,  Missouri  are  authorized  to  close.

          "Commitment" means the agreement of the Lender to fund advances to the
           ----------
Borrower in an aggregate principal amount not to exceed, at any time outstanding, US $2,000,000.00.

          "Default  Rate" means a rate of interest equal to fourteen percent per
           -------------
annum  (14%).

          "Dollar"  and  "$"  means  freely  transferable United States dollars.
           ------         -

          "Effective Date" means the later of (a) the Agreement Date, as defined
           --------------
in the Loan Agreement, and (b) the first date on which all of the conditions set forth in SECTION 4.1 of the Loan Agreement shall have been fulfilled or waived by the Lender.

          "Events  of  Default" has the meaning specified in paragraph 7 of this
           -------------------
Note,  or  any  Event  of  Default  as  defined  in  the  Loan  Agreement.

          "Guarantors"  means,  collectively,  Stephen  M.  Dearholt,  James  R.
           ----------
Kerber,  Thomas  Bodine,  and  Geneva  O.  Parrish  1996  Living  Trust.

          "Lender"  means  Heartland  Bank,  a  federal  savings  bank,  and its
           ------
successors  and  assigns.

          "Lender's  Address"  means 212 South Central Avenue, Clayton, Missouri
           -----------------
63105.

          "Lender's  Office"  means  the  office  of  the Lender specified in or
           ----------------
determined in accordance with the provisions of SECTION 10.1(C) of the Loan Agreement.

          "Loan Agreement" means that certain Loan Agreement entered into by and
           --------------
between Lender and Borrower, dated as of even date herewith, as the same may be amended, modified or restated.

          "Loans" means any loan made to Borrower pursuant to SECTION 2.1 of the
           -----
Loan Agreement and all extensions, renewals and modifications thereto, as well as all such Loans collectively.

          "Loan  Documents"  means, collectively, this Note, the Loan Agreement,
           ---------------
the Warrant, the Registration Rights Agreement, the Guaranty Security Documents, the Limited Guaranties and each other instrument, agreement and document executed and delivered by Borrower and or the Guarantors in connection with this Note and each other instrument, agreement or document referred to herein or contemplated hereby.

          "Material  Adverse  Effect"  means  any  act,  omission,  event  or
           -------------------------
undertaking which would, singly or in the aggregate, have a material adverse effect upon (a) the business, assets, properties, liabilities, condition (financial or otherwise), results of operations or business prospects of Borrower, (b) upon the ability of Borrower to perform any obligations under this Note or any other Loan Document to which it is a party, or (c) the legality, validity, binding effect, enforceability or admissibility into evidence of any Loan Document or the ability of Lender to enforce any rights or remedies under or in connection with any Loan Document; in any case, whether resulting from any single act, omission, situation, status, event, or undertaking, together with other such acts, omissions, situations, statuses, events, or undertakings.

          "Maturity  Date"  means  May  18,  2004.
           --------------

          "Note"  means  this  Note  and  any and all amendments, modifications,
           ----
restatements,  renewals  or  refinancings  thereof.

          "Obligations"  means,  in  each  case  whether  now  in  existence  or
           -----------
hereafter arising, (a) the principal of and interest and premium, if any, on, and expenses related to, the Loans and (b) all indebtedness, liabilities, obligations, overdrafts, covenants and duties of Borrower to the Lender of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note and whether or not for the payment of money under or in respect of the Loans, this Note, any Note or any of the other Loan Documents.

          "Obligors"  means  Borrower,  Guarantors,  each  party to the Guaranty
           --------
Security Documents (other than the Lender), and each other party at any time primarily or secondarily, directly or indirectly, liable on any of the Obligations.

          "Other  Note"  means any promissory note which may be given in renewal
           -----------
or extension of all or any part of the indebtedness evidenced by this Note or which may amend or restate the terms pursuant to which such indebtedness is to remain outstanding.

          "Overdue Rate" means, in respect of any amount not paid when due under
           ------------
this Note or any Other Note, a rate per annum during the period commencing on the due date of such amount until such amount is paid in full equal to 14% per annum.

          "Person"  means  an individual, corporation, partnership, association,
           ------
trust or unincorporated organization or a government or any agency or political subdivision thereof.

          "Stated  Rate"  means  a  rate  of  interest  of  10%  per  annum.
           ------------                                          ---  -----

                                    EXHIBIT A
                                    ---------

                         FORM OF REQUEST FOR AN ADVANCE


Heartland  Bank
212  South  Central  Avenue
St.  Louis,  Missouri  63105
Attn.:  _____________________________

Re: Promissory Note, dated as of May 18, 2001 between THE FEMALE HEALTH COMPANY ("Borrower) and HEARTLAND BANK ("Lender"), as it may be amended, modified, restated or replaced from time to time (the "Note")

Ladies  and  Gentlemen:

     The undersigned is a Borrowing Officer and, as such is authorized to make and deliver this request for an advance pursuant to the Note. All capitalized words used herein that are defined in the Note have the meanings defined in the Note.

     Borrower hereby requests that Lender make a Loan of $_______ to Borrower under the terms of the Note on _______________. The proceeds of the advance should be deposited in account number ____________________ with [Lender].

     The  undersigned  hereby  certifies  on  behalf  of  Borrower  that:

          (i)  There  is  no  Event  of  Default.

          (ii)  The  representations  and  warranties  of  Borrower  in the Loan
          Agreement  are  true  as  if  made  on  the  date  hereof.

          (iii) The amount of the requested advance will not, when added to the current amount of the aggregate Loans exceed the Commitment.

          (iv) All conditions precedent to an advance as set forth in the Loan Agreement have been satisfied.

          (v) The proceeds of this advance will be used for the following purpose: __________________________________________________________.

          (vi) The aggregate amount of Obligations guaranteed by the Limited Guaranties equals $__________________.

     Executed  this  ____  day  of  _______________,  2001.

                         THE  FEMALE  HEALTH  COMPANY

                         __________________________________
                         Name:     ___________________________
                         Title:     ___________________________


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